                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-39528, 333-45682, 333-60794 and 333-83844) of our report dated January 15, 2003, with respect to the consolidated financial statements of Silicon Laboratories Inc. included in the Annual Report (Form 10-K) for the year ended December 28, 2002.


                                            /s/ ERNST & YOUNG LLP

Austin, Texas
January 17, 2003